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                                                                   EXHIBIT 10.15

                  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

           STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE - NET
               (Do not use this form for Multi-Tenant Property)

1.   Basic Provisions ("Basic Provisions")

     1.1. Parties: This Lease ("Lease"), dated for reference purposes only, October 14, 1996, is made by and between FOX HILLS BUSINESS PARK, a California
                                         -------------------------------------
limited partnership ("Lessor") and EXIGENT DIAGNOSTICS, INC. ("Lessee"),
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collectively the "Parties," or individually a "Party").

     1.2. Premises: That certain real property, including all improvements therein or to be provided by Lessor under the terms of this Lease, and commonly known by the street address of 6100 Bristol Parkway, Culver City located in the
                               ---------------------------------
County of Los Angeles, State of California and generally described as (describe
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briefly the nature of the property) approximately 16,023 rentable square feet in
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a single-story building.  (See paragraph 2 for further provisions.)
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     1.3.  Term:  Five (5) years and no months ("Original Term") commencing
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October 14, 1996 ("Commencement Date") and ending October 13, 2001 ("Expiration
                                                  ----------------
Date").  (See Paragraph 3 for further provisions.)

     1.4. Early Possession: ("Early Possession Date"). (See Paragraphs 3.2 and 3.3 for further provisions).

     1.5.  Base Rent:  $6,000.00 per month ("Base Rent"), payable on the first
                       ---------                                         -----
day of each month commencing October 14, 1996 (See Paragraph 4 for further
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provisions.)

[X] If this box is checked, there are provisions in this Lease for the Base Rent to be adjusted.

     1.6.  Base Rent Paid Upon Execution:  $6,000.00 as Base Rent for the period
                                           ---------
October 14, 1996 through November 13, 1996.
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     1.7.  Security Deposit:  $15,000.00 ("Security Deposit").  (See Paragraph 5
                              ----------
for further provisions.)

     1.8.  Permitted Use:  A FACILITY TO DEVELOP AND MANUFACTURE MEDICAL
                           ---------------------------------------------
DIAGNOSTIC TESTING DEVICES FOR USE AT THE POINT OF PATIENT CARE (See Paragraph 6
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for further provisions.)

     1.9. Insuring Party: Lessor is the "Insuring Party" unless otherwise stated herein. (See Paragraph 8 for further provisions.)

     1.10. Real Estate Brokers: The following real estate brokers (collectively, the "Brokers") and brokerage relationships exist in this transaction and are consented to by the Parties (check applicable boxes):
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Lee & Associates Commercial Real Estate Services represents [X] Lessor
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exclusively ("Lessor's Broker"); [_] both Lessor and Lessee, and CB Commercial
                                                               -------------
represents [X] Lessee exclusively ("Lessee's Broker); [_] both Lessee and Lessor. (See paragraph 15 for further provisions.)

     1.11. Guarantor. The obligations of the Lessee under this Lease are to be guaranteed by __________________________________________________________
("Guarantor"). (See Paragraph 37 for further provisions.)

     1.12. Addenda. Attached hereto is an Addendum or Addenda consisting of Paragraphs 49 through 84 and Exhibits A and B all of which constitute a part of
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this Lease.

2.   Premises.

     2.1. Letting. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating rental, is an approximation which Lessor and Lessee agree is reasonable and the rental based thereon is not subject to revision whether or not the actual square footage is more or less.

     2.2. Condition. Lessor shall deliver the Premises to Lessee clean and free of debris on the Commencement Date and warrants to Lessee that the existing plumbing, fire sprinkler system, lighting, air conditioning, heating, and loading doors, if any, in the Premises, other than those constructed by Lessee, shall be in good operating condition on the Commencement Date. If a non-compliance with said warranty exists as of the Commencement Date, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within thirty (30) days after the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

     2.3. Compliance with Covenants, Restrictions and Building Code. Lessor warrants to Lessee that the improvements on the Premises comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances in effect on the Commencement Date. Said warranty does not apply to the use to which Lessee will put the Premises or to any Alterations or Utility Installations (as defined in Paragraph 7.3(a)) made or to be made by Lessee. If the Premises do not comply with said warranty, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify the same at Lessor's expense.

     2.4.   Acceptance of Premises.  Lessee hereby acknowledges:

            (1) that is has been advised by the Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical and fire sprinkler systems,
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security, environmental aspects, compliance with Applicable Law, as defined in
Paragraph 6.3) and the present and future suitability of the Premises for Lessee's intended use;

          (2) that Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to Lessee's occupancy of the Premises and/or the term of this Lease, and

          (3) that neither Lessor, nor any of Lessor's agents, has made any oral or written representations or warranties with respect to the said matters other than as set forth in this Lease.

     2.5. Lessee Prior Owner/Occupant. The warranties made by Lessor in this Paragraph 2 shall be of no force or effect if immediately prior to the date set forth in Paragraph 1.1 Lessee was the owner or occupant of the Premises. In such event, Lessee shall, at Lessee's sole cost and expense, correct any non-compliance of the Premises with said warranties.

3.   Term.

     3.1. Term. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

     3.2. Early Possession. If Lessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early possession. All other terms of this Lease, however, (including but not limited to the obligations to pay Real Property Taxes and Insurance premiums and to maintain the Premises) shall be in effect during such period. Any such early possession shall not affect nor advance the Expiration Date of the Original Term.

     3.3. Delay in Possession. If for any reason . . . illegible. If one is specified in Paragraph 1.4 or, if no Early Possession Date is specified, by the Commencement Date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease, or the obligations of Lessee hereunder, or extend the term hereof, but in such case, Lessee shall not, except as otherwise provided herein, be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease until Lessor delivers possession of the Premises to Lessee. If possession of the Premises is not delivered to Lessee within sixty (60) days after the Commencement Date, Lessee may, at its option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder; provided, however, that if such written notice by Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease shall terminate and be of no further force or effect. Except as may be otherwise provided, and regardless of when the term actually commences, if possession is not tendered to Lessee when required by this Lease and Lessee does not terminate this Lease, as aforesaid, the period free of the obligation to pay Base Rent, if any, that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Lessee would otherwise have enjoyed

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under the terms hereof, but minus any days of delay caused by the acts, changes or omissions of Lessee.

4.   Rent.

     4.1. Base Rent. Lessee shall cause payment of Base Rent and other rent or charges, as the same may be adjusted from time to time, to be received by Lessor in lawful money of the Untied States, without offset or deduction, on or before the 5th day of the month. Base Rent and all other rent and charges for any period during the term hereof which is for less than one (1) full calendar month shall be prorated based upon the actual number of days of the calendar month involved. Payment of Base Rent and other charges shall be made to Lessor at its address stated herein or to such other persons or at such other addresses as Lessor may from time to time designate in writing to Lessee.

5. Security Deposit. Lessee shall deposit with Lessor upon execution hereof the Security Deposit set forth in Paragraph 1.7 as security for Lessee's faithful performance of Lessee's obligations under this Lease. If Lessee fails to pay Base Rent or other rent or charges due hereunder, or otherwise Defaults under this Lease (as defined in Paragraph 13.1), Lessor may use upon 5 days prior written notice to Lessee, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, cost, expense, loss or damage (including attorneys' fees) which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefor deposit moneys with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. Lessor shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Lessor shall, at the expiration or earlier termination of the term hereof and after Lessee has vacated the Premises, return to Lessee (or, at Lessor' option, to the last assignee, if any, of Lessee's interest herein), that portion of the Security Deposit not used or applied by Lessor. Unless otherwise expressly agreed in writing by Lessor, no part of the Security Deposit shall be considered to be held in trust, to bear interest or other increment for its use, or to be prepayment for any moneys to be paid by Lessee under this Lease.

6.   Use.

     6.1. Use. Lessee shall use and occupy the Premises for the purposes set forth in Paragraph 1.8, or any other use which is comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that creates waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to, neighboring premises or properties. Lessor hereby agrees to not unreasonably withhold or delay its consent to any written request by Lessee. Lessees assignees or subtenants, and by prospective assignees and subtenants of the Lessee, its assignees and subtenants, for a modification of said permitted purpose for which the premises may be used or occupied, so long as the same will not impair the structural integrity of the Improvements on the Premises, the mechanical or electrical systems therein, is not significantly more burdensome to the Premises and the improvements thereon, and is

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otherwise permissible pursuant to this Paragraph 6. If Lessor elects to withhold such consent, Lessor shall within five (5) business days give a written notification of same, which notice shall include an explanation of Lessor's reasonable objections to the change in use.

     6.2. Hazardous Substances.

          (1) Reportable Uses Require Consent. The term "Hazardous Substance" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect; either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for liability of Lessor to any governmental agency of third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products, by-products or fractions thereof. Lessee shall not engage in any activity in, on or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Law (as defined in Paragraph 6.3). "Reportable Use" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority. Reportable Use shall also include Lessee's being responsible for the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Law requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may, without Lessor's prior consent, but in compliance with all Applicable Law, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of Lessee's business permitted on the Premises, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may (but without any obligation to do so) condition its consent to the use or presence of any Hazardous Substance, activity or storage tank by Lessee upon Lessee's giving Lessor such additional assurances as Lessor, in its reasonable discretion, deems necessary to protect itself, the public, the Premises and the environment against damage, contamination or injury and/or liability therefrom or therefor, including, but not limited to, the installation (and removal on or before Lease expiration or earlier termination) of reasonably necessary protective modifications to the Premises (such as concrete encasements) and/or the deposit of an additional Security Deposit under Paragraph 5 hereof.

          (2) Duty to inform Lessor. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance, or a condition involving or resulting from same, has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor, Lessee shall immediately give written notice of such fact to Lessor. Lessee shall also immediately give Lessor a copy of any statement, report, notice, registration, application, permit,

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business plan, license, claim, action or proceeding given to, or received from, any governmental authority or private party, or persons entering or occupying the Premises, concerning the presence, spill, release, discharge of, or exposure to, any Hazardous Substance or contamination in, on, or about the Premises, including but not limited to all such documents as may be involved in any Reportable Uses involving the Premises.

          (3) Indemnification. Lessee shall indemnify, protect, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, and the Premises, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, costs, claims, liens, expenses, penalties, permits and attorney's and consultant's fees arising out of or involving any Hazardous Substances or storage tank brought onto the Premises by or for Lessee or under Lessee's control. Lessee's obligations under this Paragraph 6 shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation (including consultant's and attorney's fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances or storage tanks, unless specifically so agreed by Lessor in writing at the time of such agreement.

     6.3. Lessee's Compliance with Law. Except as otherwise provided in this Lease, Lessee, shall, at Lessee's sole cost and expense, fully, diligently and in a timely manner, comply with all "Applicable Law," which term is used in this Lease to include all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, relating in any manner to the Premises (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil, groundwater conditions, and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill or release of any Hazardous Substance or storage tank), now in effect or which may hereafter come into effect, and whether or not reflecting a change in policy from any previously existing policy. Lessee shall, within five
(5) days after receipt of Lessor's written request, provide Lessor with copies of all documents and information, including, but not limited to, permits, registrations, manifests, applications, reports and certificates, evidencing Lessee's compliance with any Applicable Law specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Law.

     6.4. Inspection; Compliance. Lessor and Lessor's Lender(s) (as defined in Paragraph shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable Laws (as defined in Paragraph 6.3), and to employ experts and/or consultants in connection therewith and/or to advise Lessor with respect to Lessee's activities, including but not limited to the installation, operation, use,

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monitoring, maintenance, or removal of any Hazardous Substance or storage tank on or from the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a Default or Breach of this Lease, violation of Applicable Law, or a contamination, caused or materially contributed to by Lessee is found to exist or be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination. In any such case, Lessee shall upon request reimburse Lessor or Lessor's Lender, as the case may be, for the costs and expenses of such inspections. Lessor acknowledges that as a result of an inspection, it may be exposed to confidential or proprietary information of Lessee ("Confidential Information"), and the Lessor agrees that neither its employees or its representatives shall use or disclose Confidential Information for any purpose, except as required by law. This covenant shall survive a termination of this Agreement and Lessee shall have the right to obtain an injunction to enforce this covenant.

7.   Maintenance; Repairs; Utility Installations; Trade Fixtures and
     Alterations.

     7.1. Lessee's Obligations.

          (1) Subject to the provisions of Paragraphs 2.2 (Lessor's warranty as to condition), 2.3 (Lessor's warranty as to compliance with covenants, etc.).

     7.2. (Lessor's obligations to repair), 9 (damage and destruction), and 14 (condemnation), Lessee shall at Lessee's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and repair, structural and non-structural (whether or not such portion of the Premises requiring repairs, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises ), including, without limiting the generality of the foregoing, all equipment or facilities serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire sprinkler and/or standpipe and hose or other automatic fire extinguishing system, including fire alarm and/or smoke detection systems and equipment, fire hydrants, fixtures, walls (interior and exterior), foundations, ceilings, roofs, floors, windows, doors, plate glass, skylights, landscaping, driveways, parking lots, fences, retaining walls, signs, sidewalks and parkways located in, on, about, or adjacent to the Premises. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense, take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of the Premises, the elements surrounding same, or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance and/or storage tank brought onto the Premises by or for Lessee or under its control. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of

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repair. If Lessee occupies the Premises for seven (7) years or more, Lessor may require Lessee to repaint the exterior of the buildings on the Premises as reasonably required, but not more frequently than once every seven (7) years.

          (b) Lessee shall, at Lessee's sole cost and expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for, and with contractors specializing and experienced in, the inspection, maintenance and service of the following equipment and improvements, if any, located on the Premises: (i) heating, air conditioning and ventilation equipment, (ii) boiler, fired or unfired pressure vessels, (iii)fire sprinkler and/or standpipe and hose or other automatic fire extinguishing systems, including fire alarm and/or smoke detection, (iv) landscaping and irrigation systems, (v) roof covering and drain maintenance and (vi) asphalt and parking lot maintenance.

     7.2 Lessor's Obligations. Except for the warranties and agreements of Lessor contained in Paragraphs 2.2 (relating to condition of the Premises), 2.3 (relating to compliance with covenants, restrictions and building code), 9 (relating to destruction of the Premises) and 14 (relating to condemnation of the Premises), it is intended by the Parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises, the improvements located thereon, or the equipment therein, whether structural or non-structural, all of which obligations are intended to be that of the Lessee under Paragraph 7.1 hereof. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises. Lessee and Lessor expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease with respect to, or which affords Lessee the right to make repairs at the expense of Lessor or to terminate this Lease by reason of any needed repairs.

     7.3. Utility Installations; Trade Fixtures; Alterations.

          (1) Definitions; Consent Required. The term "Utility Installations" is used in this Lease to refer to all carpeting, window coverings, air lines, power panels, electrical distribution, security, fire protection systems, communication systems, lighting fixtures, heating, ventilating, and air conditioning equipment, plumbing, and fencing in, on or about the Premises. The term "Trade Fixtures" shall mean Lessee's machinery and equipment that can be removed without doing material damage to the Premises. The term "Alterations" shall mean any modification of the improvements on the Premises from that which are provided by Lessor under the terms of this Lease, other than Utility Installations or Trade Fixtures, whether by addition or deletion. "Lessee Owned Alterations and/or Utility Installations" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor as defined in Paragraph 7.4(a). Lessee shall not make any Alterations or Utility Installations in, on, under or about the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof), as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls, and the cumulative cost thereof during the term of this Lease as extended does not exceed $25,000.

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          (2)  Consent. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with proposed detailed plans. All consents given by Lessor, whether by virtue of Paragraph 7.3(a) or by subsequent specific consent, shall be deemed conditioned upon: (i) Lessee's acquiring all applicable permits required by governmental authorities, (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon, and (iii) the compliance by Lessee with all conditions of said permits in a prompt and expeditious manner. Any Alterations or Utility Installations by Lessee during the term of this Lease shall be done in a good and workmanlike manner, with good and sufficient materials, and in compliance with all Applicable Law. Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specifications therefor. Lessor may (but without obligation to do so) condition its consent to any requested Alteration or Utility Installation that costs $10,000 or more upon Lessee's providing Lessor with a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation and/or upon Lessee's posting an additional Security Deposit with Lessor under Paragraph 36 hereof.

          (3) Indemnification. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. If Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to one and one-half times the amount of such contested lien claim or demand, indemnifying Lessor against liability for the same, as required by law for the holding of the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorney's fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

     7.4. Ownership; Removal; Surrender; and Restoration.

          (1) Ownership. Subject to Lessor's right to require their removal or become the owner thereof as hereinafter provided in this Paragraph 7.4, all Alterations and Utility Additions made to the Premises by Lessee shall be the property of and owned by Lessee, but considered a part of the Premises. Lessor may, at any time and at its option, elect in writing to Lessee to be the owner of all or any specified part of the Lessee Owned Alterations and Utility Installations. Unless otherwise instructed per subparagraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or earlier termination of this Lease, become the property of Lessor and remain upon and be surrendered by Lessee with the Premises.

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          (2)  Removal. Unless otherwise agreed in writing, Lessor may require that any or all Lessee Owned Alterations or Utility Installations be removed by the expiration or earlier termination of this Lease, notwithstanding their installation may have been consented to by Lessor. Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent of Lessor.

          (3) Surrender/Restoration. Lessee shall surrender the Premises by the end of the last day of the Lease term or any earlier termination date, with all of the improvements, parts and surfaces thereof clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear excepted. "Ordinary wear and tear" shall not include any damage or deterioration that would have been prevented by good maintenance practice or by Lessee performing all of its obligations under this Lease. Except as otherwise agreed or specified in writing by Lessor, the Premises, as surrendered, shall include the Utility Installations. The obligation of Lessee shall include the repair of any damage occasioned by the installation, maintenance or removal of Lessee's Trade Fixtures, furnishings, equipment, and Alterations and/or Utility Installations, as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or ground water contaminated by Lessee, all as may be required by Applicable Law and/or good service practice. Lessee's Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to its obligation to repair and restore the Premises per this Lease.

8.   Insurance; Indemnity.

     8.1. Payment For Insurance. Regardless of whether the Lessor or Lessee is the Insuring Party, Lessee shall pay for all insurance required under this Paragraph 8 except to the extent of the cost attributable to liability insurance carried by Lessor in excess of $1,000,000 per occurrence. Premiums for policy periods commencing prior to or extending beyond the Lease term shall be prorated to correspond to the Lease term. Payment shall be made by Lessee to Lessor within ten (10) days following receipt of an invoice for any amount due.

     8.2. Liability Insurance.

          (1) Carried by Lessee. Lessee shall obtain and keep in force during the term of this Lease a Commercial General Liability policy of insurance protecting Lessee and Lessor (as an additional insured) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an "Additional Insured-Managers or Lessors of Premises" Endorsement and contain the "Amendment of the Pollution Exclusion" for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intro-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Lessee shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee shall be primary to and or contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

          (2) Carried By Lessor. In the event Lessor is the Insuring Party, Lessor shall also maintain liability insurance described in Paragraph 8.2(a) above, in addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

     8.3. Property Insurance - Building, Improvements and Rental Value.

          (1) Building and Improvements. The Insuring Party shall obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and to the holders of any mortgages, deeds of trustor ground leases on the Premises ("Lender(s)"), insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises, as the same shall exist from time to time, or the amount required by Lenders, but in no event more than the commercially reasonable and available insurable value thereof if, by reason of the unique nature or age of the improvements involved, such latter amount is less than full replacement cost. If Lessor is the Insuring Party, however, Lessee Owned Alterations and Utility Installations shall be insured by Lessee under Paragraph
8.4 rather than by Lessor. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender), including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Premises required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered cause of loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $1,000 per occurrence, and Lessee shall be liable for such deductible amount in the event of an insured Loss, as defined Paragraph 9.1(c).

          (2) Rental Value. The Insuring Party shall, in addition, obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and Lender(s) insuring the loss of the full rental and other charges payable by Lessee to Lessor under this Lease for one
(1) year (including all real estate taxes, insurance costs, and any scheduled rental increases). Said insurance shall provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of rental revenues from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected rental income, property taxes, insurance premium costs and other expenses, if any, otherwise payable by Lessee, for the next twelve (12) month period. Lessee shall be liable for any deductible amount in the event of such loss.

          (3) Adjacent Premises. If the Premises are part of a larger building, or if the Premises are part of a group of buildings owned by Lessor which are adjacent to the Premises, the Lessee shall pay for any increase in the premiums for the property insurance of such building or buildings if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

          (4) Tenant's Improvements. If the Lessor is the Insuring Party, the Lessor shall not be required to insure Lessee Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease. If Lessee is the Insuring Party, the policy carried by Lessee under this Paragraph 8.3 shall insure Lessee Owned Alterations and Utility Installations.

     8.4. Lessee's Property Insurance. Subject to the requirements of Paragraph 8.5, Lessee at its cost shall either by separate policy or at Lessor's option, by endorsement to a policy already carried, maintain insurance coverage on all of Lessee's personal property, Lessee Owned Alterations and Utility Installations in, on, or about the Premises similar in coverage to that carried by the insuring Party under Paragraph 8.3. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property or the restoration of Lessee Owned Alterations and Utility Installations. Lessee shall be the Insuring Party with respect to the insurance required by this Paragraph 8.4 and shall provide Lessor with written evidence that such insurance is in force.

     8.5. Insurance Policies. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, or such other rating as may be required by a Lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Paragraph 8. If Lessee is the Insuring Party, Lessee shall cause to be delivered to Lessor certified copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance with the insureds and loss payable clauses as required by this Lease. No such policy shall be cancellable or subject to modification except after thirty (30) days prior written notice to Lessor. Lessee shall at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to lessee, which amount shall be payable by Lessee to Lessor upon demand. If the Insuring Party shall fail to procure and maintain the insurance required to be carried by the Insuring Party under this Paragraph 8, the other Party may, but shall not be required to, procure and maintain the same, but at Lessee's expense.

     8.6. Waiver of Subrogation. Without affecting any other rights or remedies, Lessee and Lessor ("Waiving Party") each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss of or damage to the Waiving Party's property damages shall not be limited by the amount of insurance carried or required or by any deductibles applicable thereto.

     8.7. Indemnity. Except for Lessor's negligence, willful misconduct and/or breach of express warranties, Lessee shall indemnify, protect, defend and hold harmless the Premises. Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damage, costs, liens, judgments, penalties, permits, attorney's and consultant's fees, expenses and/or liabilities arising out of, involving, or in dealing with the occupancy of the Premises by Lessee, the conduct of Lessee's business, any act, omission or neglect of Lessee, its agents, contractors, employees, or invitees, and out of any Default or Breach by Lessee in the performance in a timely manner of any obligation on Lessee's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Lessor) litigated and/or reduced to judgment, and whether well founded or not. In case any action or proceeding be brought against Lessor by reason of any of the foregoing matters, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified.

     8.8. Exemption of Lessor from Liability. Except in the event of Lessor's gross negligence or willful misconduct, Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not, Lessor shall not be liable for any damages arising from any act or neglect of any other tenant of Lessor. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss or income or profit therefrom.

9.   Damage or Destruction.

     9.1. Definitions.

          (1) "Premises Partial Damage" shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, the repair cost of which damage or destruction is less than 50% of the then Replacement Cost of the Premises immediately prior to such damage or destruction, excluding from such calculation the value of the land and Lessee Owned Alterations and Utility Installations.

          (2) "Premises Total Destruction" shall mean damage or destruction to the Premises, other than Lessee Owned Alterations and Utility Installations the repair cost of which damage or destruction is 50% or more of the then Replacement Cost of the Premises Immediately prior to such damage or destruction, excluding from such calculation the value of the land and Lessee Owned Alterations and Utility Installations.

          (3) "Insured Loss" shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, which was caused by an event required to be covered by the Insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits involved.

          (4) "Replacement Cost" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.

          (5) "Hazardous Substance Condition" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on or under the Premises.

     9.2. Partial Damage - Insured Loss. If a Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage in proceeds (except as to the deductible which is Lessee's responsibility) as and when required to complete said repairs. In the event, however, the shortage in proceeds was due to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said ten (10) day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within said period, Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect. If in such case Lessor does not so elect, then this Lease shall terminate sixty (60) days following the occurrence of the damage or destruction. Unless otherwise agreed, Lessee shall in no event have any right to reimbursement from Lessor for any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage (illegible) Paragraph 9.3 rather than Paragraph 9.2, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

     9.3. Partial Damage - Uninsured Loss. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 13), Lessor may at Lessor's option, either: (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage of Lessor's desire to terminate this Lease as of the date sixty (60) days following the giving of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage totally at Lessee's expense and without reimbursement from Lessor. Lessee shall provide Lessor with the required funds or satisfactory assurance thereof within thirty (30) days following Lessee's said commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible and the required funds are available. If Lessee does not give such notice and provide the funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

     9.4. Total Destruction. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs (including any destruction required by any authorized public authority), this Lease shall terminate sixty (60) days following the date of such Premises Total Destruction, whether or not the damage or destruction is an Insured Loss or was caused by a negligent or willful act of Lessee. In the event, however, that the damage or destruction was caused by Lessee, Lessor shall have the right to recover Lessor's damages from Lessee except as released and waived in Paragraph 8.6.

     9.5. Damage Near End of Term. If at any time during the last six (6) months of the term of this Lease there is damage for which the cost to repair exceeds one (1) month's Base Rent, whether or not an Insured Loss, Lessor may, at Lessor's option, terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage. Provided, however, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, within twenty (20) days following the occurrence of the damage, or before the expiration of the time provided in such option for its exercise, whichever is earlier ("Exercise Period"), (i) exercising such option, in such case the provisions of 9.2, 9.3 and 9.4 shall be applicable.

     9.6. Abatement of Rent; Lessee's Remedies.

          (1) In the event of damage described in Paragraph 9.2 (Partial Damage -Insured), whether or not Lessor or Lessee repairs or restores the Premises, the Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, payable by Lessee hereunder for the period during which such damage, its repair or the restoration continues (not to exceed the period for which rental value insurance is required under Paragraph 8.3(b)), shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, as aforesaid, all other obligations of Lessee hereunder shall be performed by Lessee, and Lessee shall have no claim against Lessor for any damage suffered by reason of any such repair or restoration unless the damage is a result of Lessor's willful misconduct.

          (2) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence, in a substantial and meaningful way, the repair or restoration of the Premises within ninety (90) days after such obligation shall accrue. Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice to Lessor and such Lenders and such repair or restoration is not commenced within thirty (30) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice. If Lessor or a Lender commences the repair or restoration of the Premises within thirty (30) days after receipt of such notice, this Lease shall continue in full force and effect. "Commence" as used in this Paragraph shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs.

     9.7. Hazardous Substance Conditions. If a Hazardous Substance Condition occurs, unless Lessee is legally responsible therefor (in which case Lessee shall make the Investigation and remediation thereof required by Applicable Law and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 13), Lessor and at Lessor's option either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expenses, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to investigate and remediate such condition exceeds twelve (12) times the then monthly Base Rent or $100,000, whichever is greater, give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition of Lessor's desire to terminate this Lease as of the date sixty (60) days following the giving of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease. Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the investigation and remediation of such Hazardous Substance Condition totally at Lessee's expense and without reimbursement from Lessor except to the extent of an amount equal to twelve (12) times the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with the funds required of Lessee or satisfactory assurance thereof within thirty

(30) days following Lessee's said commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such investigation and remediation as soon as reasonably possible and the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination. If a Hazardous Substance Condition occurs for which Lessee is not legally responsible, there shall be abatement of Lessee's obligations under this Lease to the same extent as provided in Paragraph 9.6(a) for a period of not to exceed twelve (12) months.

     9.8. Termination - Advance Payments. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor under the terms of this Lease.

     9.9. Waive Statutes. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

10.  Real Property Taxes.

     10.1. (a) Payment of Taxes. Lessee shall pay the Real Property Taxes, as defined in Paragraph 10.2, applicable to the Premises during the term of this Lease. Subject to Paragraph 10.1(b), all such payments shall be made at least ten (10) days prior to the delinquency date of the applicable installment. Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If any such taxes to be paid by Lessee shall cover any period of time prior to or after the expiration or earlier termination of the term hereof. Lessee's share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year this Lease is in effect, and Lessor shall reimburse Lessee for any overpayment after such proration. If Lessee shall fail to pay any Real Property Taxes required by this Lease to be paid by Lessee, Lessor shall have the right to pay the same, and Lessee shall reimburse Lessor therefor upon demand.

           (b) Advance Payment. In order to insure payment when due or before delinquency of any or all Real Property Taxes, Lessor reserves the right, at Lessor's option, to estimate the current Real Property Taxes applicable to the Premises, and to require such current year's Real Property Taxes to be paid in advance to Lessor by Lessee, either: (i) in a lump sum amount equal to the installment due, at least twenty (20) days prior to the applicable delinquency date, or (ii) monthly in advance with the payment of the Base Rent. If Lessor elects to require payment monthly in advance, the monthly payment shall be that equal monthly amount which, over the number of months remaining before the month in which the applicable tax installment would become delinquent (and without interest thereon), would provide a fund large enough to fully discharge before delinquency the estimated installment of taxes to be paid. When the actual amount of the applicable tax bill is known, the amount of such equal monthly advance payment shall be adjusted as required to provide the fund needed to pay the applicable taxes before delinquency. If the amounts paid to Lessor by Lessee under the provisions of this Paragraph are insufficient to discharge the obligations of Lessee to pay such Real Property Taxes as the same become due, Lessee shall pay to Lessor, upon Lessor's demand, such additional sums as are necessary to pay such obligations. All moneys paid to Lessor under this Paragraph may be intermingled with other moneys of Lessor and shall not bear interest. In the event of a Breach by Lessee in the performance of the obligations of Lessee under this Lease, then any balance of funds paid to Lessor under the provisions of this Paragraph may, subject to proration as provided in Paragraph 10.1(a), at the option of Lessor, be treated as an additional Security Deposit under Paragraph 5.

     10.2. Definition of "Real Property Taxes". As used herein, the term "Real Property Taxes" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, levied against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part. Lessor's right to rent or other income therefrom, and/or Lessor's business of leasing the Premises. The term "Real Property Taxes" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring, or changes in applicable law taking effect, during the term of this Lease, including but not limited to a change in the ownership of the Premises or in the improvements thereon, the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties. Notwithstanding the foregoing, Lessee shall not be responsible for taxes caused solely as a result of the transfer of the Premises. Including but not limited to transfer taxes or capital gains or income taxes. This in no way modifies Lessee's responsibility to pay the "Joint Consolidated Annual Tax Bill" as levied by the Los Angeles County Assessor's office.

     10.3. Joint Assessment. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the asssessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

     10.4. Personal Property Taxes. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee Owned Alterations, Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause its Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said personal property shall be assessed with Lessor's real property. Lessee shall pay Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property or, at Lessor's option, as provided in Paragraph 10.1(b).

11. Utilities. Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion, to be determined by Lessor, of all charges jointly metered with other premises.

12.  Assignment and Subletting.

     12.1. Lessor's Consent Required.

           (1) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or otherwise transfer or encumber (collectively, "assignment") or sublet all or any part of any Lessee's interest in this Lease or in the Premises without Lessor's prior written consent given under and subject to the terms of Paragraph 36.

           (2) A change in the control of Lessee shall constitute an assignment requiring Lessor's consent. The transfer, on a cumulative basis, of twenty-five percent (25%) or more of the voting control of Lessee shall constitute a change in control for this purpose. Notwithstanding the foregoing, a public offering of securities by Lessee shall not constitute a "change of control."

           (3) The involvement of Lessee of its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, refinancing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee's assets occurs, which results or will result in a reduction of the Net Worth of Lessee, as hereinafter defined, by an amount equal to or greater than twenty-five percent (25%) of such Net Worth of Lessee as it was represented to Lessor at the time of the execution by Lessor of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, at whichever time said Net Worth of Lessee was or is greater, shall be considered an assignment of this Lease by Lessee to which Lessor may reasonably withhold its consent. "Net Worth of Lessee" for purposes of this Lease shall be the net worth of Lessee (excluding any guarantors) established under generally accepted accounting principles consistently applied.

           (4) An assignment or subletting of Lessee's interest in this Lease without Lessor's specific prior written consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1(c), or a noncurable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unconsented to assignment or subletting as a noncurable Breach, Lessor shall have the right to either: (i) terminate this Lease, or (ii) upon thirty
(30) days written notice ("Lessor's Notice"), increase the monthly Base Rent to fair market rental value or one hundred ten percent (110%) of the Base Rent then in effect, whichever is greater. Pending determination of the new fair market rental blue, if disputed Lessee, Lessee shall pay the amount set forth in Lessor's Notice, with any overpayment credited against the next installment(s) of Base Rent coming due, and any underpayment for the period retroactively to the effective date of the adjustment being due and payable immediately upon the determination thereof. Further, in the event of such Breach and market value adjustment, (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to the then fair market value (without the Lease being considered an encumbrance or any deduction for depreciation or obsolescence, and considering the Premises at its highest and best use and in good condition), or one hundred ten percent (110%) of the price previously in effect, whichever is greater, (ii) any index-oriented rental or price adjustment formulas contained in this Lease shall be adjusted to require that the base index be determined with reference to the index applicable to the time of such adjustment, and (iii) any fixed rental adjustments scheduled during the remainder of the Lease term shall be increased in the same ratio as the new market rental bears to the Base Rent in effect immediately prior to the market value adjustment.

            (5) Lessee's remedy for any breach of this Paragraph 12.1 by Lessor shall be limited to compensatory damages and injunctive relief.

     12.2.  Terms and Conditions Applicable to Assignment and Subletting.

            (1) Regardless of Lessor's consent, any assignment or subletting shall not: (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, or (iii) alter the primary liability of Lessee for the payment of Base Rent and other sums due Lessor hereunder or for the performance of any other obligations to be performed by Lessee under this Lease.

            (2) Lessor may accept any rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of any rent or performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the Default or Breach by Lessee of any of the terms, covenants or conditions of this Lease.

            (3) The consent of Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent, and such action shall not relieve such persons from liability under this Lease or sublease.

            (4) In the event of any Default or Breach of Lessee's obligations under this Lease, Lessor may proceed directly against Lessee, any Guarantors or any one else responsible for the performance of the Lessee's obligations under this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

            (5) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested by Lessor.

            (6) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented in writing.

     12.3. Additional Terms and Conditions Applicable to Subletting. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

            (1) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease of all or a portion of the Premises heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach (as defined in Paragraph 13.1) shall occur in the performance of Lessee's obligations under this Lease, Lessee may, except as otherwise provided in this Lease, receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor, nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents and other charges due and to become due under the sublease. Sublessee shall rely upon any such statement and request from Lessor and shall pay such rents and other charges to Lessor without any obligation or right to inquire as to whether such Breach exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against said sublessee, or, until the Breach has been cured, against Lessor, for any such rents and other charges so paid by said sublessee to Lessor.

            (2) In the event of a Breach by Lessee in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any other prior Defaults or Breaches of such sublessor under such sublease.

            (3) Any matter or thing requiring the consent of the sublessor under a sublease shall also require the consent of Lessor herein.

            (4) No sublessee shall further assign or sublet all or any part of the Premises without lessor's prior written consent.

            (5) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13.  Default; Breach; Remedies.

     13.1. A "Default" is defined as a failure by the Lessee to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Lessee under this Lease. A "Breach" is defined as the occurrence of any one or more of the following Defaults, and, where a grace period for cure after notice is specified herein, the failure by Lessee to cure such Default prior to the expiration of the applicable grace period, shall entitle Lessor to pursue the remedies set forth in Paragraphs 13.2 and/or 13.3:

            (1) The vacating of the Premises without the intention to reoccupy same, or the abandonment of the Premises.

            (2) Except as expressly otherwise provided in this Lease, the failure by Lessee to make any payment of Base Rent or any other monetary payment required to be made by lessee hereunder, whether to Lessor or to a third party, as and when due, the failure by Lessee to provide Lessor with reasonable evidence of insurance or surely bond required under this Lease, or the failure of Lessee to fulfill any obligation under this Lease which endangers or threatens life or property, where any such failure continues for a period of three (3) days following written notice thereof by or on behalf of Lessor to Lessee.

            (3) Except as expressly otherwise provided in this Lease, the failure by Lessee to provide Lessor with reasonable written evidence (in duly executed original form, if applicable) of (i) compliance with Applicable Law per Paragraph 6.3, (ii) the inspection, maintenance and service contracts required under Paragraph 7.1(b), (iii) the recission of an unauthorized assignment or subletting per Paragraph 12.1(b), (iv) a Tenancy Statement per Paragraphs 16 or 37, (v) the subordination or non-subordination of this Lease per Paragraph 30,
(vi) the guaranty of the performance of Lessee's obligations under this Lease if required under Paragraphs 1.11 and 37, (vii) the execution of any document requested under Paragraph 42 (easements), or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of ten (10) days following written notice by or on behalf of Lessor to Lessee.

            (4) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof, that are to be observed, complied with or performed by Lessee, other than those described in subparagraphs (a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Lessee if Lessee commences such sure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

            (5) The occurrence of any of the following events: (i) The making by lessee of any general arrangement or assignment for the benefit of creditors;
(ii) Lessee's becoming a "debtor" as defined in 11 U.S.C. (S)101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days, provided, however, in the event that any provision of this subparagraph (e) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

            (6) The discovery by Lessor that any financial statement given to Lessor by Lessee or any Guarantor of Lessee's obligations hereunder was materially false.

            (7) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a guarantor, (ii) the termination of a guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a guarantor's refusal to honor the guaranty, or (v) a guarantor's breach of its guaranty obligation on an anticipatory breach basis, and Lessee's failure, within sixty (60) days following written notice by or on behalf of lessor to Lessee of any such event, to provide Lessor with written alternative assurance or security, which when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the guarantors that existed at the time of execution of this Lease.

     13.2. Remedies. If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within ten (10) days after written notice to Lessee (or in case of an emergency, without notice), Lessor may at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses , permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. If at least three checks given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its option, may require all future payments to be made under this Lease by Lessee to be made only by cashier's check. In the event of a Breach of this Lease by Lessee, as defined in Paragraph 13.1, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may:

            (1) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of the leasing commission paid by lessor applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the prior sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Default or Breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve therein the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under subparagraphs 13.1(b), (c) or (d) was not previously given, a notice to pay rent or quit, or to perform or quit, as the case may be, given to Lessee under any statute authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required by subparagraphs 13.1(b), (c) or (d). In such case, the applicable grace period under subparagraphs 13.1(b), (c) or (d) and under the unlawful detainer statute shall run concurrently after the one such statutory notice and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute. Lessor shall use its best efforts to mitigate its damages in the event of a Breach by attempting to relet the premises at the best rate of rent obtainable.

            (2) Continue the Lease and Lessee's right to possession in effect (in California under California Civil Code Section 1951.4) after Lessee's Breach and abandonment and recover the rent as it becomes due, provided Lessee has the right to sublet or assign, subject only to reasonable limitations. See Paragraphs 12 and 36 for the limitations on assignment and subletting which limitations Lessee and Lessor agree are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Lessor's interest under the Lease, shall not constitute a termination of the Lessee's right to possession.

            (3) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.

            (4) The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

     13.3. Inducement Recapture In Event of Breach. Any agreement by Lessor for free or abated rent or other charges applicable to the Premises, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "Inducement Provisions," shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease to be performed or observed by Lessee during the term hereof as the same may be extended. Upon the occurrence of a Breach of this Lease by Lessee, as defined in Paragraph 13.1, any such inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, and recoverable by Lessor as additional rent due under this Lease, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this Paragraph shall not be deemed a waiver by Lessor of the provisions of this Paragraph unless specifically so stated in writing by Lessor at the time of such acceptance.

     13.4. Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by the terms of any ground lease, mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within five (5) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding Paragraph 4.1 or any other provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

     13.5. Breach by Lessor. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph 13.5, Lessor shall be deemed to have responded within a reasonable time if, within 3 days after receipt of written notice from Lessee specifying the obligation not performed, Lessor commences action to fulfill its obligation and thereafter proceeds diligently until the obligation is fully performed.

14. Condemnation. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of the Premises, or more than twenty-five percent (25%) of the land area not occupied by any building, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the building located on the Premises. No reduction of Base Rent shall occur if the only portion of the Premises taken is land on which there is no building. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any compensation separately awarded to Lessee for Lessee's relocation expenses and/or loss of Lessee's Trade Fixtures. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of its net severance damages received, over and above the legal and other expenses incurred by Lessor in the condemnation matter, repair any damage to the Premises caused by such condemnation, except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair.

15.  Broker's Fee.

     15.1. The Brokers named in Paragraph 1.10 are the procuring causes of this Lease.

     15.2. Upon execution of this Lease by both Parties, Lessor shall pay to said Brokers jointly, or in such separate shares as they may mutually designate in writing, a fee as set forth in a separate written agreement between Lessor and said Brokers (or in the event there is no separate written agreement between Lessor and said Brokers, the sum of $as
                                                                        --
agreed) for brokerage services rendered by said Brokers to Lessor in this
------
transaction.

     15.3. Unless Lessor and Brokers have otherwise agreed in writing, Lessor further agrees that: (a) if Lessee exercises any Option (as defined in Paragraph 39.1) or any Option subsequently granted which is substantially similar to an Option granted to Lessee in this Lease, or (b) if Lessee acquires any rights to the Premises or other premises described in this Lease which are substantially similar to what Lessee would have acquired had an Option herein granted to Lessee been exercised, or (c) if Lessee remains in possession of the Premises, with the consent of Lessor, after the expiration of the term of this Lease after having failed to exercise an Option, or (d) if said Brokers are the procuring cause of any other lease or sale entered into between the Parties pertaining to the Premises and/or any adjacent property in which Lessor has an interest, or
(e) if Base Rent is increased, whether by agreement or operation of an escalation clause herein, then as to any of said transactions, Lessor shall pay said Brokers a fee in accordance with the schedule of said Brokers in effect at the time of the execution of this Lease.

     15.4. Any buyer or transferee of Lessor's interest in this Lease, whether such transfer is by agreement or by operation of law, shall be deemed to have assumed Lessor's obligation under this Paragraph 15. Each Broker shall be a third party beneficiary of the provisions of this Paragraph 15. Each Broker shall be a third party beneficiary of the provisions of this Paragraph 15 to the extent of its interest in any commission arising from this Lease and may enforce that right directly against Lessor and its successors.

     15.5. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any named in Paragraph 1.10) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and that no broker or other person, firm or entity other than said named Brokers is entitled to any commission or finder's fee in connection with said transaction. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the Indemnifying Party, including any costs, expenses, attorneys' fees reasonably incurred with respect thereto.

     15.6. Lessor and Lessee hereby consent to and approve all agency relationships, including any dual agencies, indicated in Paragraph 1.10.

16.  Tenancy Statement.

     16.1. Each Party (as "Responding Party") shall within ten (10) days after written notice from the other Party (the "Requesting Party") execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current "Tenancy Statement" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

     16.2. If Lessor desires to finance, refinance, or sell the Premises, any part thereof, or the building of which the Premises are a part, Lessee and all Guarantors of Lessee's performance hereunder shall deliver to any potential lender or purchaser designated by Lessor such financial statements of Lessee and such Guarantors as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past three
(3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. Lessor's Liability. The term "Lessor" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee's interest in the prior lease. In the event of a transfer of Lessor's title or interest in the Premises or in this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of such transfer or assignment. Except as provided in Paragraph 15, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

18. Severability. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. Interest on Past-Due Obligations. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor within thirty (30) days following the date on which it was due, shall bear interest from the thirty-first (31st) day after it was due at the rate of 12% per annum, but not exceeding the maximum rate allowed by law, in addition to the late charge provided for in Paragraph 13.4.

20. Time of Essence. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

21. Rent Defined. All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent.

22. No Prior or Other Agreements; Broker Disclaimer. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party.

23.  Notices.

     23.1. All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notice purposes. Either Party may by written notice to the other specify a different address for notice purposes, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for the purpose of mailing or delivering notices to Lessee. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by written notice to Lessee.

     23.2. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone confirmation of receipt of the transmission thereof, provided a copy is also delivered via delivery or mail. If notice is received on a Sunday or legal holiday, it shall be deemed received on the next business day.

24. Waivers. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant or condition hereof. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Lessor's knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by Lessor shall not be a waiver of any preceding Default or Breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted. Any payment given Lessor by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. Recording. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees or taxes applicable thereto.

26. No Right To Holdover. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease.

27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. Covenants and Conditions. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions.

29. Binding Effect; Choice of Law. This Lease shall be binding upon the parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30.  Subordination; Attornment; Non-Disturbance.

     30.1. Subordination. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "Security Device"), now or hereafter placed by Lessor upon the real property of which the Premises are a part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Lessee agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessor under this Lease, but that in the event of Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address have been furnished Lessee in writing for such purpose notice of Lessor's default and allow such Lender thirty (30) days following receipt of such notice for the cure of said default before invoking any remedies Lessee may have by reason thereof. If any Lender shall elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

     30.2. Attornment. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one (1) month's rent.

     30.3. Non-Disturbance. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving assurance (a "non-disturbance agreement") from the Lender that Lessee's possession and this Lease, including any options to extend the term thereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises.

     30.4. Self-Executing. The agreements contained in this paragraph 30 shall be effective without the execution of any further documents; provided, however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as is provided for herein.

31. Attorney's Fees. If any Party or Broker brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) or Broker in any such proceeding, action or appeal thereon, shall be entitled to reasonable attorney's fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "Prevailing Party" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment or the abandonment by the other Party or Broker of its claim or defense. The attorney's fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorney's fees reasonably incurred. Lessor shall be entitled to attorney's fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach.

32. Lessor's Access; Showing Premises; Repairs. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part, as Lessor may reasonably deem necessary. Lessor may at any time place on or about the Premises or building any ordinary "For Sale" signs and Lessor may at any time during the last one hundred twenty (120) days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Lessor shall be without abatement of rent or liability to Lessee.

33. Auctions. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. Signs. Lessee shall not place any sign upon the Premises, except that Lessee may, with Lessor's prior written consent, install (but not on the roof) such signs as are reasonably required to advertise Lessee's own business. The installation of any sign on the Premises by or for Lessee shall be subject to the provisions of Paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations). Unless otherwise expressly agreed herein, Lessor reserves all rights to the use of the roof and the right to install, and all revenues from the installation of, such advertising signs on the Premises, including the roof, as do not unreasonably interfere with the conduct of Lessee's business.

35. Termination; Merger. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor by Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, Lessor shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36.  Consents.

            (1) Except for Paragraph 33 hereof (Auctions) or as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's consent to any act, assignment of this Lease or subletting of the Premises by Lessee shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent.

            (2) All conditions to Lessor's consent authorized by this Lease are acknowledged by Lessee as being reasonable. The failure to specify herein any particular condition to the Lessor's consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

37.  Guarantor.

     37.1. If there are to be any Guarantors of this Lease per Paragraph 1.11, the form of the guaranty to be executed by each such Guarantor shall be in the form most recently published by the American Industrial Real Estate Association, and each said Guarantor shall have the same obligations as Lessee under this Lease, including but not limited to the obligation to provide the Tenancy Statement and Information called for by Paragraph 16.

     37.2. It shall constitute a Default of the Lessee under this Lease if any such Guarantor fails or refuses, upon reasonable request by Lessor to give: (a) evidence of the due execution of the guaranty called for by this Lease, including the authority of the Guarantor (and of the party signing on Guarantor's behalf) to obligate such Guarantor on said guaranty, and including in the case of a corporate Guarantor, a certified copy of a resolution of its board of directors authorizing the making of such guaranty, together with a certificate of incumbency showing the signature of the persons authorized to sign on its behalf, (b) current financial statements of Guarantor as may from time to time be requested by Lessor, (c) a Tenancy Statement, or (d) written confirmation that the guaranty is still in effect.

38. Quiet Possession. Upon payment by Lessee of the rent for the Premises and the observance and performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

39.  Options.

     39.1. Definition. As used in this Paragraph 39 the word "Option" has the following meaning: (a) the right to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other property of Lessor or the right of first offer to lease other property of Lessor; (c) the right to purchase the Premises, or the right of first refusal to purchase the Premises, or the right of first offer to purchase the Premises, or the right to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor, or the right of first offer to purchase other property of Lessor.

     39.3. Multiple Options. In the event that Lessee has any Multiple Options to extend or renew this Lease, a later Option cannot be exercised unless the prior Options to extend or renew this Lease have been validly exercised.

     39.4.  Effect of Default on Options.

            (1) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary: (i) during the period commencing with the giving of any notice of Default under Paragraph
13.1 and continuing until the noticed Default is cured, or (ii) during the period of time any monetary obligation due Lessor from Lessee is unpaid (without regard to whether notice thereof is given Lessee), or (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessor has given to Lessee three (3) or more notices of Default under Paragraph 13.1, whether or not the Defaults are cured, during the twelve (12) month period immediately preceding the exercise of the Option.

            (2) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).

            (3) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessor gives to Lessee three (3) or more notices of Default under Paragraph 13.1 during any twelve (12) month period, whether or not the Defaults are cured, or (iii) if Lessee commits a Breach of this Lease.

40. Multiple Buildings. If the Premises are part of a group of buildings controlled by Lessor, Lessee agrees that it will abide by, keep and observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of such other buildings and their invitees, and that Lessee will pay its fair share of common expenses incurred in connection therewith.

41. Security Measures. Lessee hereby acknowledges that the rental payment to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. Reservations. Lessor reserves to itself the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.


43. Performance Under Protest. If at any time a dispute shall arise as to any amount of sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. Authority. If either Party hereto is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and delivery this Lease on its behalf. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after request by Lessor, deliver to Lessor evidence satisfactory to Lessor of such authority.

45. Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. Offer. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to lease to Lessee. This Lease is not intended to be binding until executed by all Parties hereto.

47. Amendments. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. The parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonably non-monetary modifications to this Lease as may be reasonably required by an institutional, insurance company, or pension plan Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

48. Multiple Parties. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Lessor or Lessee, the obligations of such Multiple Parties shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

     IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. FURTHER, EXPERTS SHOULD BE CONSULTED TO EVALUATE THE CONDITION OF THE PROPERTY AS TO THE POSSIBLE PRESENCE OF ASBESTOS, STORAGE TANKS OR HAZARDOUS SUBSTANCES. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER(S) OR THEIR AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE. IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, AN ATTORNEY FROM THE STATE WHERE THE PROPERTY IS LOCATED SHOULD BE CONSULTED.

The parties hereto have executed this Lease at the place on the dates specified above to their respective signatures.

Executed at Newport Beach                  Executed at _________________________
            ----------------------------
on                  10/96                  on __________________________________
   -------------------------------------
by LESSOR:                                 by LESSEE:
FOX HILLS BUSINESS PARTY                   EXIGENT DIAGNOSTICS, INC.
----------------------------------------   -------------------------------------
a California Limited Partnership
----------------------------------------   _____________________________________


By: /s/ David M. Denholm                   By: /s/ W.V. Stoughton
    ------------------------------------      ----------------------------------
Name Printed:  David M. Denholm            Name Printed:  Vick Stoughton
               -------------------------                ------------------------
Title: General Partner                     Title: President and CEO
       ---------------------------------          ------------------------------

By: ____________________________________   By: _________________________________
Name Printed: __________________________   Name Printed: _______________________
Title: _________________________________   Title: ______________________________
Address: 500 Newport Center Drive,         Address: 6100 Bristol Parkway,
Suite #620, Newport Beach, CA 92660        Culver City, California
Tel. No. (714) 720-9797                    Tel. No. (___) ______________________
         -------------------------------
Fax No.  (714) 721-1152                    Fax No. (___) _______________________
         -------------------------------


NOTICE: These forms are often modified to meet changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: American Industrial Real Estate Association, 345 South Figueroa Street, Suite M-1, Los Angeles, CA 90071. (213) 687-8777. Fax. No. (213) 687-
8616.

(C)Copyright 1990-By American Industrial Real Estate Association. All rights reserved. No part of these works may be reproduced in any form without permission in writing.

                                                               FORM 204N-R-12/91

                             ADDENDUM TO STANDARD
                INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE - NET
                            dated October 14, 1996
                                by and between
                        Fox Hills Business Park, Ltd.,
                            collectively as LESSOR
                                      and
                     Exigent Diagnostics, Inc., as LESSEE

19.  Rent Escalations.  The rent shall be increased as follows:
     ----------------

     a) On January 1, 1997 through July 31, 1997 rent, shall be: $ 9,000.00 per month.

     b)   On August 1, 1997 through July 31, 1998 rent shall be:     $12,000.00
          per month;

     c)   On August 1, 1998 through July 31, 1999 rent shall be:     $13,620.00
          per month;

     d)   On August 1, 1999 through July 31, 2000 rent shall be:     $14,420.00
          per month;

     e) On August 1, 2000 through October 13, 2001 rent shall be: $15,220.00 per month;

50.  Commencement Date.  Notwithstanding that Lessee is not entitled to
     -----------------
     possession of the Premises or any part thereof until the "Early Possession Date," Lessee shall be permitted limited access, prior to the Commencement Date and during reasonable hours, to that portion of the Premises commonly known as 6100 Bristol Parkway. Lessee's access shall be limited to Lessee
              --------------------
     and its consultants, engineers, architects and other agents, employees or independent contractors (but not the general public) for purposes of inspection and planning and removing fixtures, abandoned property and debris from the designated portion of the Premises; in no event shall Lessee be permitted to install any Utility Installations or Trade Fixtures (as defined in this Lease) or perform any Alterations (as defined in this Lease) (other than as set forth in this Paragraph), prior to the Commencement Date. Lessee's right to access described in this Paragraph 49 is expressly subject to and conditioned upon Lessor's prior receipt of the insurance policies and/or certificates required under Paragraph 8 of this Lease.

51.  Tenant Improvements.  Lessee shall construct the Tenant Improvements in
     -------------------
     accordance with the approved working drawings.

52.  Floorplan.  Lessor and Lessee shall mutually agree upon the floorplan.
     ---------

53.  Floorplan Changes.  Lessor and Lessee will make no changes or deviations
     -----------------
     from the approved plans and specifications without the prior written approval of Lessor. Any changes required by any governmental authority or its agents are deemed approved by Lessee.

54.  Working Drawings.  Upon completion of working drawings, Lessee shall
     ----------------
     deliver copies of the working drawings to Lessor or any authorized agent of Lessor. Lessor or any authorized agent of Lessor shall, by signing the working drawings no later than fifteen (15) business days following Lessor's receipt of said working drawings, authorize Lessee to complete the Premises in accordance with the Plans.

55.  Parking.  During the term of this Lease, Lessor shall make available
     -------
     twenty-four (24) hours a day, seven days a week, to Lessee, its employees and visitors, free parking for fifty six (56) automobiles with in and out privileges. Said fifty six parking spaces shall be generally available for Lessee's use in the vicinity of the Premises within a common parking area. Lessor shall provide night lighting standards to illuminate the parking area at night and the cost of operating and maintaining said lighting shall be the responsibility of Lessee.

56.  Utilities.  If the utility services including but not limited to the
     ---------
     illumination of said parking area, electricity and/or gas, water, sewer, heating, ventilation and air conditioning for the premises are not separately metered to Lessee, Lessee agrees to pay, a reasonable proportion, as determined by Lessor, of all charges jointly metered with
     other premises.   In the event that the trash disposal service does not
     lend itself to separate trash containers, Lessee shall pay a reasonable proportion of same.

57.  Common Area Maintenance. Notwithstanding anything contained to the contrary
     -----------------------
     in this Lease, including but not limited to paragraph 7 hereof, Lessor shall at Lessee's expense, provide landscape and gardening services and walkway and parking lot for the Premises. Lessee agrees to reimburse Lessor promptly upon demand for Lessee's proportionate share of all landscaping, gardening and maintenance expenses incurred by Lessor. Lessor shall maintain these areas in keeping with its present quality and standards. Lessee's proportionate share of said common area maintenance shall be 21.00%. The phrase "Common Area" means all areas and facilities outside the Premises that are provided and designated for general use and convenience of Lessee and other tenants in Fox Hills Business Park and their respective officers, agents and employees, customers, and invitees. Common Areas include (but are not limited to) pedestrian sidewalks, landscaped areas, roadways and parking areas. Lessor reserves the right from time to time to make changes in the shape, size location, number and extent of the land and improvements constituting the Common Areas.

58.  Building Signage.  Lessee shall have the right to "monument signage"
     ----------------
     located in front of the building.

59.  Insurance.
     ---------

     (a) Increases in Premiums.  Lessee agrees that it will not keep, use, sell
         ---------------------
or offer for sale in or upon the Premises any article which may be prohibited by any insurance policy in force at an time during the term hereof covering the Premises. If Lessee's occupancy or conduct of business in the Premises, whether or not Lessor has consented to the same, results in any increase in premiums for the insurance carried from time to time by Lessor hereunder, Lessee shall pay any such increase in premiums within 10 days after being billed therefor by Lessor. In determining whether increased premiums are a result of Lessee's use or occupancy of the Premises, a schedule issued by the organization computing the insurance rate on the Premises showing the various components of such rate shall be conclusive evidence of the several items and charges which make up the rate. Lessee shall promptly comply with all reasonable requirements of the insurance authority or of any insurer now or hereafter in effect relating to the Premises.

     (b) Cancellation.  If any insurance policy carried by Lessor hereunder
         ------------
shall be cancelled or cancellation shall be threatened or the coverage thereunder reduced or threatened to be reduced in any way by reason of Lessee's use or occupation of any portion of the Premises, or by any assignee or sublessee of Lessee or by anyone permitted by Lessee to be upon the Premises, and if Lessee fails to remedy the condition giving rise to such cancellation, threatened cancellation or reduction of coverage within 48 hours after notice thereof, Lessor may, at its option, either terminate this Lease or enter upon the Premises and attempt to remedy such conditions and Lessee shall forthwith pay the cost thereof to Lessor as additional rent. Lessor shall not be liable for any damage or injury caused to Lessee's personal property or any other property located in the Premises as a result of such entry. In the event that Lessor shall be unable to remedy such condition, then Lessor shall have all of the remedies provided for herein in the event of a Default by Lessee. Notwithstanding the foregoing, Lessor shall have no obligation to remedy such default.

     (c) Liability Insurance.  The liability insurance policy limits set forth
         -------------------
in Paragraph 8 of this Lease shall be adjusted from time to time, as follows:
If the CPI shall, at any time after the first year of the Original Term hereof, exceed the CPI in effect for the calendar month which is two (2) months prior to the calendar month in which the Commencement Date occurs (the "Base CPI") by more than ten percent (10%), said insurance policy limits shall be increased, in the same proportion as (i) the excess of the CPI then in effect over the Base CPI bears to (ii) the Base CPI. Thereafter, each time the CPI shall exceed the Base CPI by an additional ten percent (10%), said insurance policy limits shall be further increased in the same manner. If said insurance policy limits shall have been increased from time to time or at any time in accordance with this Paragraph and thereafter the CPI decreases by more than ten percent (10%) of the Base CPI, Lessee may from time to time as such decreases occur, proportionately reduce said insurance policy limits; provided, however, that in no event shall said insurance policy limits at any time be in amounts less than those required at the commencement of the Original Term.

60.  Indemnification of Lessor.  As a material part of the consideration to
     -------------------------
Lessor for entering into this Lease, Lessee hereby assumes all risk of damage or destruction to property or injury to or the death of persons in or about the Premises arising from any act, omission or cause by any person, and Lessee hereby waives all claims in respect thereof against Lessor, except for any claim arising out of Lessor's willful misconduct or gross negligence.

61.  Excessive Damage or Destruction. If there is either "Premises Total
     -------------------------------
Destruction" as defined in Paragraph 9.1(b) or if Lessor determines that it cannot, with reasonable diligence, fully repair or restore any partial damage to the Premises within 180 days after the date of the damage or destruction, notwithstanding Lessee's exercise of any right to repair, Lessor may terminate this Lease. Lessor shall determine whether there is Premises Total Destruction or whether full repair or restoration can be made within the 180-day period, and Lessor's good faith determination shall be binding upon Lessee. Lessor shall notify Lessee of its determination, in writing, within 45 days after the date of the damage or destruction. If Lessor determines that the Premises can be fully repaired or restored within the 180-day period, or if it is determined that such repair or restoration cannot be made within said period or there is Premises Total Destruction but Lessor does not elect to terminate within 45 days from the date of said determination, this Lease shall remain in full force and effect and Lessor shall repair and restore the damage as soon as reasonably possible, subject to the provisions of Paragraph 9.5. Provided that Lessee was not a cause of the destruction, in the event that there occurs Premises Total Destruction, Lessee may terminate the Lease upon written notice to Lessor no later than 30 days after such Premises Total Destruction.

62.  Assignment and Subletting.
     -------------------------

     (a) Bonus Rental.  If for any assignment or sublease, Lessee receives rent
         ------------
or other consideration, either initially or over the term of the assignment or sublease, in excess of the Base Rent called for hereunder, or in the event of the sublease of a portion of the Premises, in excess of such Base Rent fairly allocable to such portion (and actual out of pocket brokerage fees expended by Lessee in obtaining such assignment or sublease), Lessee shall pay to Lessor, monthly as additional rent hereunder, 50% of the excess of each such payment of rent or other consideration received by Lessee within 10 days after its receipt. For purposes of this Paragraph 62, the term "rent or other consideration" shall include, without limitation, all monies or other consideration of any kind, if such sums are related to Lessee's interest in this Lease or in the Premises, including but not limited to, bonus money, key money and payments (in excess of book value thereof) for Lessee's assets, fixtures, inventory, accounts, good will, equipment, furniture, general intangibles and any capital stock or other equity ownership of Lessee.

     (b) Scope.  Unless Lessor requires an attornment in the event of a sublease
         -----
pursuant to Paragraph 12.3 (b), at Lessor's option, any sublease shall terminate upon termination of the Lease due to Lessee's Breach and such subtenant shall immediately vacate the Premises upon such termination. If Lessee's obligations under this Lease have been guaranteed by third parties, then at Lessor's option a sublease, and Lessor's consent thereto, shall not be effective unless and until said guarantors give their written consent to such sublease and the terms thereof. Lessee immediately and irrevocably assigns to Lessor, as security for Lessee's obligations under this Lease, all rent from any subletting of all or a part of the Premises as permitted by this Lease, and Lessor, as assignee and as attorney-in-fact for Lessee, or a receiver for Lessee appointed on Lessor's application, may collect such rent and apply it toward Lessee's obligations under this Lease; provided that, until the occurrence of an act of default by Lessee, Lessee shall have the right to collect such rent; and provided further that no such collection shall be construed to constitute a novation or release of Lessee from the further performance of Lessee's obligations hereunder.

63.  Limitation of Lessor's Liability.  The obligations of Lessor under this
     --------------------------------
Lease shall not constitute personal obligations of the individuals constituting Lessor or any partners, directors, officers or shareholders of an entity hereinafter constituting Lessor, and Lessee shall look solely to the real estate that is the subject of this Lease and to no other assets of Lessor for satisfaction of any liability in respect of this Lease.

64.  Right to Rents, Issues and Profits.  In the event this Lease is terminated
     ----------------------------------
pursuant to the provisions of Paragraph 13, all of the right, title, estate and interest of Lessee in and to (a) the Premises, (b) all rents, issues and profits of the Premises whether then accrued or to accrue, (c) all insurance policies and all insurance monies paid or payable thereunder, and (d) at the election of Lessor, all subleases then in existence for any part or parts of the Premises, shall, without compensation being paid or required therefor, pass unto and vest in and become the property of Lessor, free of any trust or claim thereto by Lessee. Lessee hereby assigns to Lessor all subrents and other sums falling due from subtenants, licensees and concessionaires during any period in which Lessor has the right under this Lease, whether exercised or not, to re-enter the Premises upon Lessee's breach of this Lease, and Lessee shall have no right, interest or claim in or to such sums during any such period. Each such sublessee, licensee or concessionaire shall agree (i) to make directly to Lessor, upon written notice from Lessor that Lessee has breached this lease, all payments of subrents, which payments shall be received by Lessor without any liability or obligation to such subtenant or otherwise (except to credit such payments against the rents and other sums due under this Lease from Lessee), and
(ii) to attorn to Lessor, at the election of Lessor at its sole discretion, in the event this Lease is terminated as the result of Lessee's breach; provided, however, that nevertheless Lessor shall not a. be liable for any previous act or omission of Lessee under such sublease, b. be subject to any defense or offset previously accrued in favor of the subtenant against Lessee, or c. be bound by any previous modification of such sublease made without Lessor's written consent or by any previous prepayment of more than one month's rent.

65.  Indemnification.
     ---------------

     (a) Lessor's Obligation.  Lessor shall indemnify, defend and hold harmless
         -------------------
Lessee, its officers, agents and employees from and against any claims, damages, expenses, including an amount equal to reasonable attorney's fees, or liabilities arising out of or in any way connected with this Lease including, without limitation, claims, damages, expenses, or liabilities for loss or damage to any property, or for death or injury to any person or persons in proportion to and to the extent that such claims, damages, expenses, or liabilities arise from the negligence or willful acts or omissions of Lessor, its officers, agents, or employees.

     (b) Lessee's Obligation.  Lessee shall indemnify, defend and hold harmless
         -------------------
Lessor, its officers, agents and employees from and against claims, damages, expenses, including an amount equal to reasonable attorney's fees, or liabilities arising out of or in any way connected with this Lease including, without limitation, claims;, damages, expenses, or liabilities for loss or damage to any property or for death or injury to any person or persons in proportion to and to the extent that such claims,, damages, expenses, or liabilities arise from the negligence or willful acts or omissions of Lessee, its officers, agents, or employees.

66.  Waiver of Subrogation.  To the extent permitted by law and without
     ---------------------
affecting the coverage provided by insurance required to be maintained hereunder or under the Lease, Lessor and Lessee each waive any right to recover against the other (1) damages for injury to or death of person, (2) damages to property,
(3) damage to the demised Premises or any part thereof, and (4) claims arising by reason of any of the foregoing, but only to the extent that any of the foregoing damages and/or claims are covered (and then only to the extent of such coverage) by insurance actually carried by either Lessor or Lessee or, if greater than the amount of such actual coverage, to the extent that any of the foregoing damages or claims are required by this Lease to be covered (and then only to the extent of the required coverage) . This provision is intended to waive fully, and for the benefit of each party, any rights and/or claims which might give rise to a right of subrogation in any insurer. Each party shall cause each insurance policy obtained by it to permit such waiver of subrogation or to provide that the insurer waives all rights of recovery by way of subrogation against either party in connection with any damage covered by such policy. If any insurance policy cannot be obtained permitting or providing for a waiver of subrogation, or is obtainable only by the payment of an additional premium charge above that charged by insurers issuing policies not permitting or providing for a waiver of subrogation, the party undertaking to obtain such insurance shall notify the other party in writing of this fact. The other party shall have a period of fifteen (15) days after receiving notice either to place the insurance with an insurer which is reasonably satisfactory to the other party and which will carry the insurance permitting or providing for a waiver of subrogation, or to agree to pay the additional premium if such a policy is obtainable at additional cost. If such insurance cannot be obtained or the party in whose favor a waiver of subrogation is desired refuses to pay the additional premium charged, the other party shall be relieved of the obligation to obtain a waiver of subrogation rights with respect to the particular insurance involved during the policy period of such insurance, but such obligation shall revive (subject to the provisions of this Paragraph) upon the expiration of such policy period.

67.  Triple Net.  This Lease is a triple net (net, net, net) Lease.  In addition
     ----------
to Base Rent, as additional rent Lessee shall also be responsible for and shall pay all insurance, maintenance and repair costs, property taxes, utilities and other costs associated with the Premises, all as more fully set forth in this Lease. Lessee shall also be responsible for all reasonable costs, fees and expenses related to and/or to be paid to any management company retained or employed by Lessor, at any time and from time to time, to manage the Premises or any part thereof.

68.  Seismic Reinforcement.  If at any time or from time to time Lessor is
     ---------------------
required by the Lender(s) or any other governmental entity to perform any seismic related retrofitting or reinforcement of the whole or any part of the Premises ("Seismic Work"), Lessor shall be solely responsible for the cost of such Seismic Work; provided, however, and notwithstanding any other provision of this Lease, Lessor shall not be responsible or liable for any loss or injury suffered by Lessee or related to Lessee's business on the Premises, or for any loss of income or profit therefrom, as a result of or in any way relating to the Seismic Work. The provisions Paragraph 84 of this Lease shall specifically apply to the Seismic Work.

69.  Plate Class Insurance.  The property insurance required to be maintained
     ---------------------
pursuant to Paragraph 8.3 of this Lease shall include all-risk coverage of all plate glass on the Premises, with a deductible amount of no more than $250.00 per incident or loss.

70.  Additional Rent/Payments Due.  In addition to the monthly Base Rent, Lessee
     ----------------------------
shall also pay as additional rent, without deduction or offset, all other charges, fees, costs, taxes, impositions, expenses and other sums required to be paid by Lessee under this Lease whether or not the same is designated as additional rent. Unless otherwise set forth in this Lease, any and all amounts required to be paid by Lessee to Lessor, whether or not defined as additional rent, shall be due no later than the date that is ten (10) days following the date Lessor gives written notice to Lessee of the amount due. In the event of nonpayment of any additional rent or other sums when due, Lessor shall have all of the rights and remedies provided hereunder or by law for the nonpayment of rent.

72.  Heating Ventilation and Air-Conditioning (HVAC).  For the first twelve (12)
     -----------------------------------------------
months following the Commencement Date, Lessor shall be responsible for any and all repairs, if any, relating to the HVAC of the Premises (unless such need for repair is caused by or attributable to Lessee or Lessee's acts or omissions relating to the Premises).

73.  Roof.   Lessor shall install a new roof prior to Lease commencement.
     ----

74.  Service Companies.  Within thirty (30) days after occupancy of the Premises
     -----------------
by Lessee, Lessor shall give Lessee notice of the name, address and telephone number of an agency or person convenient to Lessee as a local source of service with regard to Lessor's responsibilities under this Lease as to repairs, maintenance, and servicing of the premises and any or all related equipment, fixtures and appurtenances. If Lessor fails to provide such notice, Lessee may choose service companies as needed and without penalty from Lessor.

75.  Holding Over.  If Lessee, with Lessor's consent, remains in possession of
     ------------
the Premises after the Lease Term or any Extended Term, this Lease shall automatically be extended on a month-to-month basis at a monthly rent equal to 150% of the rent in the last month of the Lease Term or Extended Term, subject to termination upon thirty (30) days' written notice by either party. All other terms and conditions shall remain in full force and effect.

76.  Waiver.  The waiver by Lessor or Lessee of any term, covenant or condition
     ------
herein contained shall not be deemed to be a waiver of any other term, covenant or condition, nor shall either party's consent to any breach of any term, covenant or condition be deemed to constitute or imply its consent to any subsequent breach of the same or other term, covenant or condition herein contained.

77.  Quiet Possession.  As long as Lessee keeps and performs the covenants in
     ----------------
this Lease, Lessee shall at all times during the term of this Lease peaceable and quietly have, hold and enjoy the Premises, without suit, trouble or hindrance from Lessor or any person claiming under Lessor.

78.  Estoppel Certificate.  Within thirty (30) days of written notice by one
     --------------------
party to the other, each will execute, acknowledge and deliver to the other an estoppel certificate in writing declaring any modifications, defaults or advance payments and whether the Lease, as may be modified, is in full force and effect. Any such certificate may be conclusively relied upon for the intended transaction for which the statement was requested.

79.  Option To Extend Term.
     ---------------------

     (a) Lessor hereby grants to Lessee one (1) option to extend the Original Term of this Lease for a period of five (5) years (the "Option Term") subject to all of the same terms and conditions as those set forth for the Original Term of this Lease, except Base Rent shall be adjusted as set forth below, and provided that:

     (b) (i) Lessee is not or has not been in default at any time for any reason whatsoever during the initial term of this Lease, that Lessee or its permitted assigned has physically occupied the leased premises during the full initial term of the Lease, and is currently in physical occupancy.

     (c) (ii) Subject to the terms and conditions hereinafter set forth, if Lessee exercises the options as herein provided, the term of this Lease shall be automatically extended for the Option Term without the execution of an extension or renewal lease, and during the Option Term, Lessor and Lessee shall be bound by all of the terms, covenants and conditions of this Lease except that (A) the Base Rent for the option periods shall be ninety-five percent (95%) of the Fair Market Rental Value determined as hereinafter provided.

             (ii) The "Fair Market Rental Value" shall be determined as follows:

             "Fair Market Rental Value" shall mean the fair market rental for the entire Premises as of the commencement of the Option Term, taking into account the value of all leasehold improvements in the Premises for a Lessee proposing to sign a lease for a similar term and having financial qualifications similar to Lessee and using as a guide equivalent space of similar age, construction, quality, use and location. In determining the "Fair Market Rental Value", the parties shall negotiate in good faith in order to reach agreement; and in the event the parties are unable to reach agreement during the period that is not more than six (6) months and not less than four (4) months prior to the commencement of the Option Term, the Lessee and lessor shall each select an appraiser within 5 days. If the two appraisers cannot agree on the Fair Market Rental Value of the Premises within 30 days, the two appraisers shall select a mutually agreeable independent appraiser, whose determination of Fair Market Rental Value shall be binding on the Lessee and Lessor. Each party shall be responsible for the cost and expense of the appraiser it selects. If a third appraiser must be appointed because the Lessee's appraiser and Lessor's appraiser cannot reach an agreement, the Lessee and Lessor shall equally split the cost of the third, independent appraiser.

          (iii) In no event, and notwithstanding anything to the contrary, shall the Base Rent payable during the Option Term be less than the monthly Base Rent payable during the last year of the Original Term of this Lease.

     (c) Lessee must give written notice to Lessor of  Lessee's exercise of each
option not   less than nine (9) months prior to the last day of the respective
Term of this Lease.

     (d) Lessee's option to extend the term of this Lease must be exercised as to the entirely of the Premises.

     (e) If after exercising the option granted herein and before the commencement of the Option Term, Lessee defaults under this Lease, Lessor (without prejudice to any of its other rights and remedies) may, at Lessor's option, nullify the option herein granted by written notice and this Lease shall terminate at the expiration of the Original Term, unless earlier terminated.

80.  Interruption of Lessee's Business.  Lessor shall not be liable in any
     ---------------------------------
manner for the interruption of, or damage or injury to, Lessee or any of its subleases, or its or their respective businesses on the Premises arising form, indirectly or directly relating to, or because of any construction, repair or maintenance work by Lessor.

81.  Counterparts.  This Addendum may be executed in any number of counterparts,
     ------------
each of which shall be treated as an original and all of which together shall be deemed one document.

32.  Conflict.  In the event of any conflict between the provisions of this
     --------
Addendum and the provisions of the form lease to which it is attached, the provisions of this Addendum shall control.

83.  Entry by Lessor.  Lessee shall permit Lessor and Lessor's agents to enter
     ---------------
the Premises, with reasonable advance written notice (except in the case of emergency), provided such entry is made in a reasonable manner and does not unreasonably interfere with the conduct of Lessee's business.

84.  Miscellaneous Provisions.
     ------------------------

     (a) No Amendments.  No amendment of this lease shall be valid unless made
         -------------
in writing and signed by the parties hereto, and no oral understanding or agreement not incorporated herein shall be binding on either party hereto.

     (b) Time of the Essence. Time is of the essence of each term and provision
         -------------------
of this Lease.

     (c) Binding  Effect.  Subject to any provision hereof restricting
         ---------------
assignment or subletting by Lessee, this lease shall bind the parties, their personal representatives, successors, and assigns.

     (d) The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

     (e) Addendum.  In the event of conflict between this Lease and any Addendum
         --------
or Exhibit attached hereto, the provisions of such Addendum or Exhibit shall control.

The Parties hereto have executed this Addendum as of 10/96, 1996.

"Lessor"                            "Lessee"

________________________________    ________________________________
Fox Hills Business Park, Ltd.,      Exigent Diagnostics, Inc.
 a California corporation

By:   /s/ David M. Denholm          By:   /s/ W.V. Stoughton
   ----------------------------        -----------------------------
     David M. Denholm
     General Partner

By:____________________________     Title:       Chairman and CEO
                                          --------------------------
     Timothy H. Harris
     General Partner

                                  Exhibit B:

                            FOX HILLS BUSINESS PARK
                             RULES AND REGULATIONS

1. For purposes hereof, the terms "Lessor," "Lessee," "Building," and "Premises" are defined as those terms in the Lease to which these rules and regulations do or refrain from doing an act or thing, such obligation shall include the exercise by Lessee of its best efforts to secure compliance with such obligations by employees, contractors, jobbers, agents, invitees, licensees, guests, and visitors of Lessee. The term "Building" shall include the Premises, and any obligations of Lessee hereunder with regard to the building shall apply with equal force to the Premises and to other parts of the building.

2. The sidewalks, exits, and entrances of the Premises shall not be obstructed by any Lessee or used by him for any purpose other than for ingress to and egress from their respective Premises. Lessor reserves the right to refuse access to any persons Lessor in good faith judges to be a threat to the safety, reputation, or property of the Premises and its occupants.

3. Lessee shall not make or permit noise, vibrations, or odors that annoy or interfere with other Lessees or persons having business within the Premises.

4. Lessee shall not keep animals or birds within the Premises and shall not bring bicycles, motorcycles or other vehicles into areas not designated as authorized for same.

5. Lessee shall not make, suffer or permit litter except in appropriate receptacles for that purpose. No material shall be placed in the trash receptacles if such material is of such nature that is may not be disposed of in the ordinary manner of removing and disposing of trash and garbage in the City of Carson without being in violation of any law or ordinance governing such disposal.

6. The toilet rooms, toilets, urinals, wash bowls, and other apparatus shall not be used for any purpose other than that for which they were constructed; no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Lessee who, or whose employees or invitees, shall have caused it.

7. Lessee shall not make, paint, drill into, cut, string wires with, or in any way deface any part of the Premises without the prior written consent of Lessor, and as Lessor may direct. Upon removal of any wall decorations or installations or floor coverings by Lessee, any damage to the walls or floors shall be repaired by Lessee at Lessee's sole cost and expense. Without limitations upon any of the provisions of the lease, Lessee shall refer all contractor's representatives, installation technicians, janitorial workers and other mechanics, artisans and laborers rendering any service in connection with the repair, maintenance or improvement of Premises to Lessor for

Lessor's approval and control before performance of any such service. Plans and specifications for such work, prepared at Lessee's sole expense, shall be submitted to Lessor and shall be subject to Lessor's prior written approval in each instance before the commencement of work. All installations, alterations and additions shall be constructed by the Culver City Building Code.

8. Lessee shall not suffer or permit anything in or around the Premises that causes excessive vibration or excessive floor loading in any part of the Premises.

9. Each Lessee shall ensure that the doors of its Premises are closed and locked and that all water faucets, water apparatus and utilities are shut off before Lessee or Lessee's employees leave the Premises so as to prevent waste or damage, and for any default or carelessness in this regard, Lessee shall make good all injuries sustained by other Lessees or occupants of the Premises. Lessee assumes all risks from theft or vandalism and agrees to keep its Premises locked as may be required.

10. Lessee shall be responsible for damage to the Premises arising from moving any equipment, furniture, or freight in or out of the Premises.

11.  No Lessee, employee, or invitee shall go upon the roof of the Premises.

12. No Lessee shall install any radio or television antenna, loudspeaker, or other device without prior written consent of Lessor.

13. No Lessee shall use any method of heating or air conditioning other that as provided by Lessor. The heating and air-conditioning systems are to be used only for those areas that the system was originally installed for.

14. Lessee shall not use the Premises for lodging or for any purposes other than those specified in the lease.

15. Lessee shall not place or use any flammable, combustible, explosive or hazardous fluid, chemical, device, substance or material in or about the Premises without the prior written consent and evacuation regulations
established by Lessor or any applicable governmental agency.    Lessee shall
comply with all rules, order, regulations of the applicable Fire Rating Bureau, or any other similar body, and the Lessee shall not commit any act or permit any act or permit any object to be brought or kept in the Premises which shall increase the rate of fire insurance on the Premises or on the property therein.

16. Canvassing, soliciting, peddling and/or loitering on the Premises are prohibited, Lessee shall cooperate to prevent such activities.

17. No name, sign, trademark, design, notice, legend or advertisement shall be painted or applied on or, affixed to the doors or windows or to the exterior of any wall of any office without the proper written approval of the Lessor, and then only in compliance with its directions and at Lessee' s risk and expense.

18. Parking areas shall be used only for parking by vehicles no longer than full size, passenger automobiles herein called "Permitted Size Vehicles". Vehicles other than permitted size vehicles are herein referred to as "Oversized Vehicles".

19. Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

20. Users of the parking area will obey all posted signs and park only in the areas designated for parking.

21. Unless otherwise stated, every person using the parking area is required to park and lock his own vehicle. Lessor will not be responsible for any damage to vehicles, injury to persons, or loss of property, all of which risks are assumed by the party using the parking area.

22. The maintenance, washing, waxing, or cleaning of vehicles in the parking area is prohibited.

23. Lessor shall have the right to prohibit any publicity, advertising, or use of the name of the Premises by Lessee which in Lessor's opinion, tends to impair the reputation of the Premises or its desirability as a building for offices and industry, and upon written notice from Lessor, Lessee shall refrain from or discontinue any such publicity, advertising or use of the property name.

24. Lessee may not install any signs in the parking area. All Parking is on a first come first serve basis. No parking stalls may be reserved.

25. All insect preventative maintenance for the Premises are the responsibility of the Lessee.

26. Lessee may not leave any vehicle in the parking area for more than twenty-four (24) hours or Lessor may have it towed at owner's expense.

27. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or part, the agreements, covenants, conditions and provisions of any lease of the Premises. Lessor reserves the right to waive any one of the these rules or regulations, and/or any other rule or regulation or any subsequent application thereof to such Lessee. Lessor reserves the right to make such other reasonable rules and regulations as it may from time to time deem necessary for appropriate operation and safety of the Premises and its occupants. Lessee agrees to abide by these rules, and to exercise its best efforts to secure compliance with such obligations by employees, contractors, jobbers, agents, invitees, licensees, guests, and visitors of Lessee.

10.2 Definition of "Real Property Taxes."

     Notwithstanding the foregoing, Lessee shall not be responsible for taxes caused solely as a result of the transfer of the Premises, including but limited to transfer taxes or capital gains or income taxes. This in no way modifies Lessee's responsibility to pay the "Joint Consolidated Annual Tax Bill" as levied by the Los Angeles County Assessor's office.

9.6  Abatement of Rent; Lessee's Remedies.

unless the damage is a result of Lessor's willful misconduct.

                                      5A

13.5 Breach by Lessor.

     . . . Lessor shall be deemed to have responded within a reasonable time if, within 3 days after receipt of written notice from Lessee specifying the obligation not performed, Lessor commences action to fulfill its obligation and thereafter proceeds diligently until the obligation is fully performed.

                                      7A